SUMMARY PROSPECTUS

December 5, 2023

The Advisors’ Inner Circle Fund II

CastleArk Large Growth ETF

Principal Listing Exchange: NYSE Arca, Inc. (the “Exchange”)

Ticker Symbol: CARK

INVESTMENT ADVISER:

CASTLEARK MANAGEMENT LLC

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.castlearketfs.com. You can also get this information at no cost by calling 1-866-777-0504, by sending an e-mail request to CastleArkETF@seic.com, or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated December 5th, 2023, as they may be amended from time to time, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

CastleArk Large Growth ETF

Investment Objective

The CastleArk Large Growth ETF (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees, including to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.54%
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.54%

[1]	Other Expenses are based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$55	$173

Portfolio Turnover

The Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced investment operations as of the date of the prospectus, it does not have portfolio turnover information to report.

Principal Investment Strategies

The Fund is an actively managed exchange-traded Fund (“ETF”). Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in common stock of large-capitalization companies. This investment policy can be changed by the Fund upon 60 days’ prior written notice to shareholders. For these purposes, “large-capitalization companies” are those that, at the time of investment, have market capitalizations of greater than $10 billion. The Fund may also invest up to 20% of its net assets, plus borrowings for investment purposes, in common stock of mid-capitalization companies. For these purposes, “mid-capitalization companies” are those that, at the time of investment, have market capitalizations between $4 billion and $10 billion.

In seeking to achieve the Fund’s investment objective, CastleArk Management LLC’s (the “Adviser”), the Fund’s investment adviser, begins its investment process by identifying an initial investment universe of approximately 1,000 companies based on market capitalization and a proprietary evaluation of quantitative metrics, including a company’s margins, return on assets, return on equity, return on invested capital and free cash flow generation. The Adviser then employs bottom-up, fundamental analysis to narrow the investable universe to a pool of growth companies. Growth companies, in the Adviser’s view, are established firms that have distinctive, sustainable business strategies, a competitive edge and potential free cash flow margins and earnings growth in the top 20% of the investment universe. In the Adviser’s view, such companies are large established firms with market leading positions that often exhibit characteristics such as robust brand loyalty, proprietary technology or patents, high switching costs, logistical advantages, substantial capital requirements, economies of scale, network effects, or a differentiated customer perspective. The Adviser utilizes a bottom-up fundamental approach, focusing on extensive research to gain a deeper understanding of potential portfolio holdings. This involves analyzing various aspects such as the companies’ industry dynamics, competition, customer base, and supply chain. Such due diligence is conducted through continuous interactions with company management and industry experts, detailed review of company filings, and regular industry evaluations. This qualitative strategy, coupled with continuous monitoring, is essential in forming the Adviser’s understanding of the core fundamental trends in both potential investment targets and current portfolio assets, while also identifying potential risks.

The Fund’s portfolio is then constructed based on the portfolio managers’ views of the companies’ potential free cash flow and earnings growth in the top 20% of the investable universe. The Fund’s portfolio typically will consist of approximately 20-40 issuers, but it may at times consist of more or less than this range of issuers, depending on the Adviser’s assessment of appropriate and attractive investment opportunities. The Adviser may sell a security from the Fund’s portfolio if the Adviser believes (a) the company’s competitive advantage is diminished or a potential disrupter emerges as threat to its franchise status; (b) stock level fundamental factors (such as capital deployment, earnings trends and quality, or valuation) signal an extreme negative deviation from historic ranges; (c) a change in management, strategy or industry dynamics calls into question the sustainability of free cash flow margins and return on invested capital; or (d) a more attractive growth company is identified.

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”). This means that it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

Principal Risks

As with all funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. You should consider your investment goals, time horizon, and risk tolerance before investing in the Fund. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Equity Risk – The risk that stock prices will fall over short or extended periods of time, sometimes rapidly and unpredictably. The value of equity securities will fluctuate in response to factors affecting a particular company, as well as broader market and economic conditions. Broad movements in financial markets may adversely affect the price of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. Moreover, in the event of a company’s bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stock holders such as the Fund.

Market Risk – The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole.

Large-Capitalization Company Risk – The large capitalization companies in which the Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Growth Investment Style Risk – A growth investment style may increase the risks of investing in the Fund. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Many growth companies do not pay dividends. Companies that do not pay dividends often have greater stock price declines during market downturns. Over time, a growth investing style may go in and out of favor, and when out of favor, may cause the Fund to underperform other funds that use differing investing styles.

ETF Risks – The Fund is an ETF and, as a result of this structure, it is exposed to the following risks:

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Trading Risk – Shares of the Fund may trade on the Exchange above (premium) or below (discount) their net asset value (“NAV”). In stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings, which may increase the variance between the market price of the Fund shares and the value of its underlying holdings. In addition, although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for Fund shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable.

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Limited Authorized Participants, Market Makers and Liquidity Providers Risk – Because the Fund is an ETF, only a limited number of institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem shares directly from the Fund. Retail investors cannot transact directly with the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace to transact in Fund shares. As a result of these and other considerations, Fund shares may trade at a material discount to its NAV. In addition, the Fund may face possible delisting if: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Non-Diversification Risk – The Fund is non-diversified, which means that it may invest in the securities of fewer issuers than a diversified fund. As a result, the Fund may be more susceptible to a single adverse corporate, economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

Sector Focus Risk – Because the Fund may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a fund that invests in a broader range of sectors.

Liquidity Risk – The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Mid-Capitalization Company Risk – The Fund is also subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. The medium-sized companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these medium-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Portfolio Turnover Risk – Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund’s performance.

Active Management Risk – The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s portfolio securities, the Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Shareholder Concentration Risk – A large percentage of the Fund’s shares currently are held by one or a small number of shareholders. If such a shareholder sells a large number of Fund shares, the Fund may be required to sell portfolio securities, rather than transact in-kind with authorized participants. The Fund may be required to sell portfolio securities at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. Further, such sales of portfolio securities could materially increase Fund transaction costs, which would negatively impact the Fund’s performance and could cause adverse tax consequences for the remaining shareholders of the Fund.

New Fund Risk – Because the Fund is new, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

Performance Information

The Fund is new, and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns and comparing the Fund’s performance to a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Current performance information is available online at www.castlearketfs.com by calling toll-free at 1-866-777-0504.

Investment Adviser

CastleArk Management LLC is the Fund’s investment adviser.

Portfolio Managers

Dan Becker, CFA, Principal, Co-Chief Investment Officer, joined the Adviser in 2020 and has managed the Fund since its inception in 2023.

Jerome Castellini, President, Co-Chief Investment Officer, co-founded the Adviser in 1999 and has managed the Fund since its inception in 2023.

Quentin Ostrowski, CFA, Principal, joined the Adviser in 2003 and has managed the Fund since its inception in 2023.

Purchase and Sale of Fund Shares

The Fund issues shares to (or redeems shares from) certain institutional investors known as “Authorized Participants” (typically market makers or other broker-dealers) only in large blocks of at least 30,000 shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a portfolio of in-kind securities designated by the Fund and/or cash.

Individual shares of the Fund may only be purchased and sold on the Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through a broker-dealer at market prices. Because Fund shares trade at market prices rather than at NAV, Fund shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.castlearketfs.com.

Tax Information

The Fund intends to make distributions that may be taxed as qualified dividend income, ordinary income or capital gains if you are not investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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